Exhibit 99.1 Investor Day September 11, 2025 2025 © 2025 Freshworks Inc. All rights reserved.

[Brand Video]

Welcome Brian Lan Director of Investor Relations © 2025 Freshworks Inc. All rights reserved.

Disclaimer

This presentation has been prepared by Freshworks Inc. ("Freshworks") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise, or representation by Freshworks or any officer, director, employee, agent, or advisor of Freshworks. This presentation does not purport to be all inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof or the date indicated in this presentation accompanying certain historical facts.

This presentation contains "forward-looking" statements within the Private Securities Litigation Reform Act of 1995 that are based on our management's current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. Other than statements of historical facts, all statements contained in this presentation, including statements regarding our annual recurring revenue, revenue, expenses and other results of operations; future financial performance, business strategy and plans; potential market and growth opportunities; addition of new customers or continuing relationship with existing customers; growth rates, competitive position; technological or market trends; and our objectives for future operations, are forward-looking statements. Historical results are not indicative of future performance and you should not rely on past performance as indicative of any future performance by Freshworks.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions including our ability to achieve or maintain profitability; our expectations and management of future growth; the effects of increased competition as well as innovations by new and existing competitors in our market; and our ability to retain our existing customers and to increase our number of customers. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results or performance to differ materially from those contained in any forward-looking statements we may make.

Factors that may cause actual results to differ materially include our ability to achieve our long-term plans and key initiatives; our ability to sustain or manage any future growth effectively; our ability to attract and retain customers or expand sales to existing customers; delays in product development or deployments or the success of such products; the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered; the impact to the economy, our customers and our business due to global economic conditions, including market volatility, foreign exchange rates, and impact of inflation; the timeframes for and severity of the impact of any weakened global economic conditions on our customers' purchasing and renewal decisions, which may extend the length of our sales cycles or adversely affect our industry; our history of net losses and ability to achieve or sustain profitability, as well as the other potential factors described under "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2024 and other documents of Freshworks Inc. we file with the Securities and Exchange Commission from time to time (available at www.sec.gov).

We caution you not to place undue reliance on forward-looking statements, which speak only as of the date hereof and are based on information available to us at the time the statements are made and/or management's good faith belief as of that time with respect to future events. We assume no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Certain terms used in this presentation, such as, "ARR", "ARPA", "CAGR", "FCF", "SBC", "SMB", "TTM" , and others, are defined in the Appendix unless otherwise defined on the slide in which they appear.

© 2025 Freshworks Inc. All rights reserved.

Use of Non-GAAP Measures In addition to the U.S. generally accepted accounting principles (“GAAP”) financials, this presentation includes certain non-GAAP financial measures, including non-GAAP income (loss) from operations, non-GAAP gross profit, non-GAAP cost of revenue, non-GAAP operating expenses, and adjusted free cash flow. This presentation also includes certain non-GAAP metrics, including annual recurring revenue, average revenue per account, net dollar retention rates, revenue growth rates and related presentation thereof with adjustments for constant currency. We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures provide investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results. We believe these non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Investors, however, are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. Please see the appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. © 2025 Freshworks Inc. All rights reserved.

Agenda

Investor Day 2025

TIME	SESSION	SPEAKERS
8:30 am	Welcome	Brian Lan
	Durable Growth Fueled by AI and Uncomplicated Solutions 20 min	Dennis Woodside
	Product Innovation and Strategy with Demos 45 min	Dennis Woodside and Srini Raghavan
	Break 10 min	
9:50 am	Go-to-Market Strategy 15 min	Ian Tickle
	How Customers Win with Freshworks 30 min	Mika Yamamoto
	Financial Overview 25 min	Tyler Sloat
	Break 10 min	
11:10 am	Moderated Q&A with Speakers 40 min	Leadership Team
12-1 pm	Networking Lunch	

freshworks

© 2025 Freshworks Inc. All rights reserved.

Durable Growth Fueled by AI and Uncomplicated Solutions Dennis Woodside Chief Executive Officer and President © 2025 Freshworks Inc. All rights reserved.

Our vision Freshworks will be the uncomplicated, AI-native service platform of choice for organizations who seek powerful yet easy to use software to deliver exceptional customer and employee experiences © 2025 Freshworks Inc. All rights reserved.

Amazing brands around the world trust Freshworks 74,000+ paying customers in over 120 countries Retail, logistics, Financial Auto and Media and Hospitality and State, local High-tech and ecommerce services manufacturing entertainment transportation and education © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

The EX and CX portfolio powered by AI

Employee Experience (EX)

- Freshservice
- Freshservice for Business Teams
- Device42

Customer Experience (CX)

- Freshdesk Omni
- Freshdesk
- Freshchat
- Freshcaller

Freddy Agentic AI

- Freddy AI Agent
- Freddy AI Copilot
- Freddy AI Insights

freshworks

© 2025 Freshworks Inc. All rights reserved.

From plan to proof: since our last Investor Day

Scaled Business	**>$840M ARR** Growing 20% (2YR CAGR)
Durable & Profitable Growth	**Rule of 40+** Q2-25 - 18% YoY Revenue Growth + 27% adj. FCF margin
AI Monetization	**>$20M ARR** >2x YoY
Upmarket Expansion	**>60% ARR** Mid-market & Enterprise Customers
Strategic M&A	**Acquired Device42** Integrated Advanced ITAM

freshworks

Note: All data as of June 30, 2025, unless specifically mentioned. "Mid-market" defined as organizations with 251 to 5,000 employees and "Enterprise" as organizations with 5,001 or more employees.

© 2025 Freshworks Inc. All rights reserved.

Upmarket demand has changed our business Employee Experience (EX) Customer Experience (CX) 20% 47% 80% SMB SMB 53% Mid-market Mid-market and Enterprise and Enterprise Represents ARR distribution of the following segments Note: All data as of June 30, 2025. © 2025 Freshworks Inc. All rights reserved.

Why we win against our largest competitors Unified Uncomplicated Time Total Cost of Experience Solutions to Value Ownership AI | Rapid Innovation | Enterprise Scale & Extensibility © 2025 Freshworks Inc. All rights reserved.

Why customers win with Freshworks Uncomplicated Time Total Cost Unified Solutions to Value of Ownership Experience “Everyone uses Freshservice. “It’s easy to set up “Our implementation journey “...it’s saved us a significant It has been instrumental in automations in Freshdesk— was seamless, and everyone amount of money by streamlining our operations and the impact on our at Freshworks was accom- eliminating the need to not only within the IT team’s efficiency is modating. They understood deploy multiple solutions department but also across incredible” our challenges and made or versions of the same various business customizations to suit our product” functions...” needs directly” © 2025 Freshworks Inc. All rights reserved.

[Customer Montage Video] © 2025 Freshworks Inc. All rights reserved.

The team driving our next chapter of growth Dennis Woodside Mika Yamamoto Tyler Sloat Ian Tickle Chief Executive Officer Chief Customer & Marketing Officer Chief Operating & Financial Officer Chief of Global Field Operations Kaitlyn Bate Johanna Jackman Pam Sergeeff Murali Swaminathan Srinivasan Raghavan Chief of Staff Chief People Officer Chief Product Officer Chief Legal Officer & Gen. Counsel Chief Technology Officer © 2025 Freshworks Inc. All rights reserved.

Headlines that define our story Strong market position in fast-growing $80B+ TAM EX remains a durable 20%+ growth engine AI is driving monetization and fueling growth across EX and CX Disciplined capital allocation supports growth and opportunistic M&A On track for $1.3B+ ARR by 2028, continuing to exceed Rule of 40 © 2025 Freshworks Inc. All rights reserved.

Market Opportunity © 2025 Freshworks Inc. All rights reserved.

Built to win in a large and expanding market Our Focus is mid-market and enterprise $80B+ organizations, with a clear opportunity (1) TAM to deliver enterprise-grade capabilities and AI-driven solutions tailored to their needs. EX CX © 2025 Freshworks Inc. All rights reserved. (1) Source: Gartner Forecast for 2025, IT Ops Market and CRM Market (excludes S&M).

3 year growth algorithm: Build | Scale | Expand

Core Products
Continuing to mature our flagship products to increase market share

Add-on Products
Scaling our investments in products with demonstrated product-market fit

New Adjacencies
Placing strategic bets that become the scaled businesses of tomorrow

$1B+ total ARR

EX: Advanced integrations, AI in ITSM/ITOM, and vertical expansion with deeper enterprise capabilities.

CX: Deepen ticketing and unify channels while streamlining the product portfolio.

$100M+ ARR each ESM, ITAM, AI

Scale ITAM and ESM with deeper enterprise capabilities

Accelerate Freddy AI adoption with Copilot and agentic AI

Strategic Bets

Evaluate and invest in emerging areas (e.g. AI Ops, Workforce Engagement, SecOps)

freshworks

© 2025 Freshworks Inc. All rights reserved.

3 year growth algorithm: Build | Scale | Expand

Core Products

Continuing to mature our flagship products to increase market share

Add-on Products

Scaling our investments in products with demonstrated product-market fit

New Adjacencies

Placing strategic bets that become the scaled businesses of tomorrow

$1B+ total ARR

EX: Advanced integrations, AI in ITSM/ITOM, and vertical expansion with deeper enterprise capabilities.

CX: Deepen ticketing and unify channels while streamlining the product portfolio.

$100M+ ARR each ESM, ITAM, AI

Scale ITAM and ESM with deeper enterprise capabilities

Accelerate Freddy AI adoption with Copilot and agentic AI

Strategic Bets

Evaluate and invest in emerging areas (e.g. AI Ops, Workforce Engagement, SecOps)

freshworks

© 2025 Freshworks Inc. All rights reserved.

3 year growth algorithm: Build | Scale | Expand

Core Products
Continuing to mature our flagship products to increase market share

$1B+ total ARR

EX: Advanced integrations, AI in ITSM/ITOM, and vertical expansion with deeper enterprise capabilities.

CX: Deepen ticketing and unify channels while streamlining the product portfolio.

Add-on Products
Scaling our investments in products with demonstrated product-market fit

$100M+ ARR each ESM, ITAM, AI

Scale ITAM and ESM with deeper enterprise capabilities

Accelerate Freddy AI adoption with Copilot and agentic AI

New Adjacencies
Placing strategic bets that become the scaled businesses of tomorrow

Strategic Bets

Evaluate and invest in emerging areas (e.g. AI Ops, Workforce Engagement, SecOps)

freshworks

© 2025 Freshworks Inc. All rights reserved.

Product Innovation & Strategy © 2025 Freshworks Inc. All rights reserved.

Employee Experience EX © 2025 Freshworks Inc. All rights reserved.

EX Comprehensive EX portfolio designed for today’s large, expanding market IT HR | Finance | Facilities | Legal IT Asset Freshservice Enterprise IT Service IT Operations Freshservice Device 42 Management Management Management for Business Teams Service Management Freddy AI Platform & Automation Workflows Analytics CMDB Security APIs Developer Tools Integrations Collaboration DevOps HCM Remote Support Access Mgmt Endpoint Mgmt © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

Enterprise grade for complex, upmarket needs...

EX

IT Service Management

- **24/7 Self Service with AI Agent**
- **Agent Assistance**
- **Omnichannel and multilingual support**
- **Problem detection and resolution**
- **Knowledge center**
- **AI driven business insights**
- **Intelligent incident resolution**
- Workflow and process automation

53% Ticket deflection with generative AI-powered self-service

IT Operations Management

- Alert consolidation
- On-call management
- Real-time visibility into infrastructure health
- **Automated remediation for major incidents**

97% Service level attainment agreement


EX

Powered by Freddy AI

IT Asset Management

- Asset lifecycle management
- License and compliance management
- Asset lifecycle management
- Configuration management database
- Data center and cloud infrastructure management

30% Financial savings in IT equipment and software consolidation

Enterprise Service Management

- **Case and knowledge management**
- Automate key employee workflows
- Document Management
- Autonomous workspaces

96% Employee satisfaction scores

freshworks

Source: Freshservice Benchmark Report 2025; ITAM savings based on implementation with large software company

© 2025 Freshworks Inc. All rights reserved.

EX …and we see it in our numbers Large account growth Operating at scale Upmarket pull 32% >50% 14% YoY increase in YoY growth in EX customers YoY growth in ARPA tickets created with >$100K ARR © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. . *All YoY data as of June 30, 2025.

51% 96% 23% 96% Employee Higher employee Customer Self-service User satisfaction satisfaction rate satisfaction score deflection rate Experience 81% 60% 100% 73% Reduction in ticket Reduction in agent Automation of core Faster incident Agent resolution time workload workflows resolution Productivity 17 60% $56K 11 Annual IT Saved since BUs in 5 months Bottomline Service desks cost savings implementation unified Savings

EX Unified service management on a Industry: Software | Location: North America | Customer Since: 2020 Challenge single platform Databricks, a global leader in data and AI, faced growing IT complexity as teams relied on a patchwork of tools, email, and Slack. This created silos, long resolution times, and missed SLAs. To unify operations, the company needed a modern cloud IT service platform to streamline requests, improve responsiveness, and scale efficiently. 23% 9 Incumbent system: Zendesk and Spoke Departments Ticket deflection via self- Freshworks solutions streamlined to unify service to improve operations on single employee efficiency Success with ITSM led Databricks to expand to enterprise platform service management Today, 230 agents across 9 departments (HR, L&D, Legal, etc.) deliver streamlined support with Freshservice Self-service knowledge base enabled 23% ticket deflection © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

EX Unified service platform accelerating Industry: Manufacturing | Location: U.S. | Customer Since: 2023 Challenge productivity Coherent, a global leader in lasers, networks, and electronics, faced fragmented IT support spread across four platforms after multiple mergers. This hampered collaboration and visibility. The company turned to Freshservice to unify service management on a single platform — improving IT support, enhancing communication, and reducing risk. 65K <4 mos. Incumbent system: ServiceNow Transitioned all IT Freshworks solutions Tickets resolved in six workflows demonstrating months, driving Standardized IT service delivery on Freshservice in under 4 months rapid time-to-value productivity gains Centralized knowledge base and service catalog simplified processes Improved ticket management and user permissions across IT Extended to HR for onboarding/offboarding, enhancing compliance and employee experience © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

[Customer Video]

EX: Product Demo Srini Raghavan Chief Product Officer © 2025 Freshworks Inc. All rights reserved.

* ModeMax HR Support IT *Fictitious company used for demo purposes

ModeMax IT manages a complex, global environment Tools Process Global locations Global locations MS Virtual Walk ins Emails Slack Phone Teams meetings Systems Infrastructure Sales Customer support HR Finance Legal Facilities Access C I O M A N D A T E S Collaboration CRM Alerts & Endpoint Remote Support DevOps Device Management Management Management Faster and better Modernize IT Security and employee experience compliance operations with AI Document Project Knowledge HR Management CTI Management Management Management © 2025 Freshworks Inc. All rights reserved.

EX EX IT Service Mgmt ITSM | IT Operations Mgmt ITOM | IT Asset Mgmt ITAM* Freddy AI © 2025 Freshworks Inc. All rights reserved. *Powered by Device42

[EX Product Demo]

Freshworks is transforming IT with a unified, AI-powered, IT management platform

EX

CIOs & IT Leaders	Service Teams	Employees
Tight integration with Enterprise Systems	Freshservice ITSM, ITOM and ITAM powered by Device42	Seamless access through Slack, Microsoft Teams
Freddy AI Insights	Freddy AI Copilot	Freddy AI Agent

OUTCOMES

Faster decision making	**Faster issue resolutions**	**Superior employee experience**
Lower cost from automation	**Higher agent productivity**	**Higher employee satisfaction**

freshworks

© 2025 Freshworks Inc. All rights reserved.

ModeMax IT Support HR *Fictitious company used for demo purposes

ModeMax HR manages a complex, global workforce

Remote, temporary and often relocating workforce	Regional and international compliance
Rising employee expectations	Multiple systems of record (for assets, people, finance...)

CHRO MANDATES

- Seamless employee experience
- Workforce productivity
- Mandatory compliance

freshworks

© 2025 Freshworks Inc. All rights reserved.

EX EX for Business Teams Enterprise Service Management ESM Freddy AI © 2025 Freshworks Inc. All rights reserved.

[ESM Product Demo]

Freshworks is transforming HR with a modern, AI-powered ESM platform

EX

HR Leaders	Service Teams	Employees
Freshservice Journeys	Freshservice for Business Teams	Seamless access through Slack, Microsoft Teams
Tight integration with enterprise systems	Freddy AI Copilot	Freddy AI Agent

OUTCOMES

Workflow automation	**Faster issue resolutions**	**Superior employee experience**
Lower cost of management	**Higher agent productivity**	**Higher employee satisfaction**

freshworks

© 2025 Freshworks Inc. All rights reserved.

EX Leading brands trust Freshworks to deliver exceptional employee experiences © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

EX Growth Opportunity © 2025 Freshworks Inc. All rights reserved.

Catalysts for continued 20%+ growth in EX

EX

Core Products	**Deepen enterprise capabilities across core ITSM & ITOM**	Infuse AI across core ITSM and ITOM workflows Expand with vertical offerings: Education, Healthcare, Government Continue to invest and build advanced integrations
Add-on Products	**Scale ITAM, ESM, AI into breakout businesses**	Launch cloud-native ITAM and standalone ESM Accelerate Freddy AI adoption with Copilot + agentic AI
New Adjacencies	**Strategic Bets**	Explore new adjacencies in areas including AIOps and SecOps

freshworks

© 2025 Freshworks Inc. All rights reserved.

Catalysts for continued 20%+ growth in EX

EX


Core Products
Add-on Products
New Adjacencies

Deepen enterprise capabilities across core ITSM & ITOM

- Infuse AI across core ITSM and ITOM workflows
- Expand with vertical offerings: Education, Healthcare, Government
- Continue to invest and build advanced integrations

Scale ITAM, ESM, AI into breakout businesses

- Launch cloud-native ITAM and standalone ESM
- Accelerate Freddy AI adoption with Copilot + agentic AI

Strategic Bets

- Explore new adjacencies in areas including AIOps and SecOps freshworks

© 2025 Freshworks Inc. All rights reserved.

Catalysts for continued 20%+ growth in EX

EX

Core Products	Deepen enterprise capabilities across core ITSM & ITOM	Infuse AI across core ITSM and ITOM workflows Expand with vertical offerings: Education, Healthcare, Government Continue to invest and build advanced integrations
Add-on Products	Scale ITAM, ESM, AI into breakout businesses	Launch cloud-native ITAM and standalone ESM Accelerate Freddy AI adoption with Copilot + agentic AI
New Adjacencies	**Strategic Bets**	Explore new adjacencies in areas including AIOps and SecOps

freshworks

© 2025 Freshworks Inc. All rights reserved.

Freddy AI © 2025 Freshworks Inc. All rights reserved.

Freddy AI now a >$20M ARR business Freddy AI Agent Freddy AI Copilot Freddy AI Insights for customers for service for service and employees agents leaders Speedy resolutions. Productive agents. Proactive insights. Happy customers Consistent service. Better decisions. and employees. © 2025 Freshworks Inc. All rights reserved.

A continuous drumbeat of AI innovation

Freddy AI Agent

KEY FEATURES
- Omnichannel deployment *(web • email • chat • voice)*
- Autonomous actions

PRICING

EX Included with Enterprise plan (100 sessions / user / month)

CX $100 / 1000 sessions

Freddy AI Copilot

KEY FEATURES
- Live translation
- Response generation
- Ticket triage & routing
- Knowledge generation
- Sentiment analysis

PRICING

EX $29 / user / month

CX $29 / user / month

Freddy AI Insights

KEY FEATURES
- Proactive trend and anomaly alerts
- Automated root cause analysis
- Conversational insights

PRICING

EX Included with Enterprise plan

CX ***Coming soon***

freshworks

© 2025 Freshworks Inc. All rights reserved.

Rapid adoption, tangible value

Growing adoption	Strong usage	Significant impact
3X YoY increase in Copilot adoption	**~40M** Monthly ticket assists by Copilot	**65%** Improvement in response time
>2X YoY growth in paying customers	**>2M** Freddy AI Agent cumulative conversations since GA (Feb-25)	**~50%** Ticket deflection rate

freshworks

Note: All data as of June 30, 2025, unless specifically mentioned.

© 2025 Freshworks Inc. All rights reserved.

AI-Driven automation reduces costs and boosts Industry: Logistics & Transportation | Location: U.K. | Customer Since: ‘23 profitability Challenge The world’s largest open-top sightseeing operator aimed to shift sales into its customer service hub. But agents were spending 15 minutes per interaction—11 on issue resolution and 4 on documentation— leaving no capacity to generate revenue. 20% 72% Incumbent system: Legacy Platform Reduced average of productive hour costs handling time enabling recouped via Sales Freshworks solutions rapid efficiency gains Revenue Freddy AI Copilot reduces administrative time by 30% AI-assisted responses help agents reduce average handling time by 20% Freshdesk maintains essential routing capabilities while adding AI automation to workflows © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

ClickFunnels unifies support with AI-powered, Industry: Software & Internet | Location: U.S. | Customer Since: 2023 Freshdesk Omni Challenge ClickFunnels ran separate support systems for its legacy and “2.0” products, forcing agents to switch between platforms. This led to delays, lost tickets, higher costs, and falling customer satisfaction. The company needed a single platform to unify support across all products and customer groups. Incumbent system: Legacy Platform <30 mins 95% Freshworks solutions Faster resolution times CSAT score achieved enabled by Freddy AI through unified support Copilot Freddy AI Agent resolves queries, freeing up agents to work on and faster resolution times complex issues and increase customer satisfaction 21 million records migrated seamlessly into Freshdesk Omni, with no downtime and minimal disruption. Centralized ticket management with full customer history across products and channels © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

AI: Product Demo Srini Raghavan Chief Product Officer © 2025 Freshworks Inc. All rights reserved.

Freshworks has been at the forefront of AI innovation with Freddy AI Chatbots Freddy AI Self Service Freddy AI Agent Freddy Agentic AI Platform © 2025 Freshworks Inc. All rights reserved.

We have evolved Freddy AI to be an agentic platform AI Agent Studio for pre-built AI Agents and agentic workflows Freddy AI Agent Studio Domain-specific AI agents and agentic workflows Vertical AI Agents Functional AI Agents eCommerce Travel FinTech Logistics IT HR Agentic workflow Reason Orchestrate Act Channels Generally available (GA) Q4-25 © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

Vertical and functional agentic AI actions

eCommerce	FinTech	Logistics	HR
Track order	Get payment details	Get shipping rates	Get job details
Return order	Get payment invoices	Track shipment	Get worker details
Get order details	Create subscription	Reschedule pickup	Time Off balances
Cancel order	Cancel subscription	Cancel pickup	Time Off requests
Update Order	Initiate refund	Generate pickup	Get compensation details

freshworks

Generally available (GA) Q4-25

© 2025 Freshworks Inc. All rights reserved.

ModeMax IT HR Support *Fictitious company used for demo purposes

ModeMax is all in on the promise of AI, but struggles to move beyond pilots to production

Multiple point solutions with heavy integration	Workforce adoption challenges
Reliability and accuracy concerns	Rapidly changing technology

CIO MANDATES

- Drive measurable AI impact quickly
- Increase service throughput & quality
- Upskill workforce for an AI-first world

freshworks

© 2025 Freshworks Inc. All rights reserved.

Freddy AI Agent Studio © 2025 Freshworks Inc. All rights reserved.

[AI Product Demo]

Freshworks helps companies unlock the promise of agentic AI

Business Leaders	Service Teams	Customers and Employees
Tight integration with enterprise systems	AI Agent Studio	Seamless access through
Vertical and functional AI Agents	Freddy AI Copilot	Slack, Microsoft Teams Freddy AI Agent

OUTCOMES

Increased resolution rates	**Lower service costs**	**Deeper loyalty and engagement**
Superior customer experience	**Scaled throughput and quality**	**Faster service**

freshworks

© 2025 Freshworks Inc. All rights reserved.

Trusted brands powered by Freddy AI © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

AI Growth Opportunity © 2025 Freshworks Inc. All rights reserved.

Copilot and AI Agent can become $100M ARR businesses Freddy AI Copilot Freddy AI Agent ~3x ~25% customer adoption CX customer adoption could translate to could drive $100M ARR $100M ARR © 2025 Freshworks Inc. All rights reserved.

Our AI revenue tracks to © 2025 Freshworks Inc. All rights reserved.

Customer Experience CX © 2025 Freshworks Inc. All rights reserved.

CX Proven CX portfolio that serves a broad set of customer needs Freshcaller Freshchat Freshdesk Omni Freshdesk Customer Service Operations Omnichannel Advanced Ticketing Knowledge Advanced Workflow Contact Center Engagement & Case Management Management Automation as a Service Freddy AI Platform & Automation Unified Customer Record Analytics Security APIs Developer Tools Integrations Workforce Social CRM Ecommerce CCaaS Voice AI Agent Engagement Mgmt © © 2 20 02 25 5 F Fr re esh shw wo or rk ks s I In nc c. . A Al ll l r ri ig gh ht ts s r re ese ser rv ve ed d. .

Stable, scaled business with AI upside

CX

Customer Retention	Proven Scale	AI Impact
14%	**2B**	**194%**
YoY improvement in Churn	#Tickets/Conversations/ Calls (TTM)	YoY growth in Copilot assisted Tickets

freshworks

Note: All data as of June 30, 2025, unless specifically mentioned.

© 2025 Freshworks Inc. All rights reserved.

90% 55% 82% 20pts Customer Lower average resolution Increase Customer Increase in NPS time than competitors in CSAT Satisfaction Satisfaction 75% 5X 90% First-contact resolution rate Resolution rate within eight Operational More queries working hours handled efficiency 35+ 248% 96% 90% 72% annual customer service Hours saved/mo ROI for First response Customer resolution rate costs recouping via automations CS operations SLA compliance at first touchpoint

CX

Faster ticketing helps Satair keep aircraft in the air

SATAIR GROUP

Industry: Manufacturing | **Location:** Denmark | **Customer Since:** '21

Challenge

Satair's support teams relied on email, leading to delays, confusion, and costly setbacks during critical aircraft-on-ground situations. To unify global operations and manage change, the company needed a centralized support system with strong onboarding.

Incumbent system: Legacy Platform

Freshworks solutions

- 15+ custom apps built to match Satair's workflows
- 40% faster handling time by replacing email with Freshdesk
- 1,200 agents now resolve tickets efficiently across customers, suppliers, and employees

40%

faster ticket handling drives efficiency in mission-critical aerospace logistics.

80%

of communication centralized, **unifying 1,200 agents across regions.**

freshworks

© 2025 Freshworks Inc. All rights reserved.

CX: Product Demo Srini Raghavan Chief Product Officer © 2025 Freshworks Inc. All rights reserved.

ModeMax IT HR Support *Fictitious company used for demo purposes

ModeMax CX teams are struggling to efficiently meet rising customer expectations Support Operations Disconnected channels Web Email Chat Phone Walk-ins Social High service volumes and siloed tools Support Success Sales Legal Warehouse Deliveries Rising customer expectations Service desk attrition and burnout Knowledge Base Ticketing Logistics Systems Analytics Survey Tools Logistics CRM Management C X L E A D E R M A N D A T E S Order Community Marketing Billing & Payments CTI Management Forums Automation Systems Deliver seamless Elevate customer Optimize service omnichannel support loyalty and LTV efficiency © 2025 Freshworks Inc. All rights reserved.

CX Freddy AI © 2025 Freshworks Inc. All rights reserved.

[CX Product Demo]

Freshworks has transformed CX teams with a unified, AI-powered, omnichannel CX platform

CX

CX & Ops Leaders

A unified, omnichannel CX platform

Freddy AI Insights
(coming soon)

Service Teams

A unified support workspace

AI agent studio with agentic workflows

Customers

Freddy AI Agent for email, and chat

OUTCOMES

CX & Ops Leaders	Service Teams	Customers
Faster decision making	**Faster issue resolutions**	**Superior customer experience**
Efficient service operations	**Higher agent productivity**	**Deep customer loyalty**

freshworks

© 2025 Freshworks Inc. All rights reserved.

CX Leading brands trust Freshworks for delivering exceptional customer experiences © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

CX Growth Opportunity © 2025 Freshworks Inc. All rights reserved.

CX Catalysts to strengthen CX portfolio Core Products Strengthen Build ticketing depth and expand multi-channel and streamline and multi-modal (text, voice, and beyond in one unified workspace) product portfolio Add-on Products Launch library of AI Agents, enable Scale Agentic multi-agent orchestration AI into breakout businesses Expand into Voice AI Agents Advanced CCaaS, Workforce New Adjacencies Strategic Engagement, Field Service Management, Bets and Voice of Customer © 2025 Freshworks Inc. All rights reserved.

CX Catalysts to strengthen CX portfolio Core Products New Adjacencies Strengthen Build ticketing depth and expand multi-channel and streamline and multi-modal (text, voice, and beyond in one unified workspace) product portfolio Add-on Products Launch library of AI Agents, enable Scale Agentic multi-agent orchestration AI into breakout businesses Expand into Voice AI Agents Advanced CCaaS, Workforce New Adjacencies Strategic Engagement, Field Service Management, Bets and Voice of Customer © 2025 Freshworks Inc. All rights reserved.

CX Catalysts to strengthen CX portfolio Core Products Strengthen Build ticketing depth and expand multi-channel and streamline and multi-modal (text, voice, and beyond in one product portfolio unified workspace) Add-on Products Launch library of AI Agents, enable Scale Agentic multi-agent orchestration AI into breakout businesses Expand into Voice AI Agents Advanced CCaaS, Workforce New Adjacencies Strategic Engagement, Field Service Management, Bets and Voice of Customer © 2025 Freshworks Inc. All rights reserved.

3 year growth algorithm: Build | Scale | Expand

Core Products Continuing to mature our flagship products to increase market share	**$1B+** total ARR	**EX:** Advanced integrations, AI in ITSM/ITOM, and vertical expansion with deeper enterprise capabilities **CX:** Deepen ticketing and unify channels while streamlining the product portfolio
Add-on Products Scaling our investments in products with demonstrated product-market fit	**$100M+** ARR each ESM, ITAM, AI	Scale ITAM and ESM with deeper enterprise capabilities Accelerate Freddy AI adoption with Copilot and agentic AI
New Adjacencies Placing strategic bets that become the scaled businesses of tomorrow	**Strategic Bets**	Evaluate and invest in emerging areas (e.g. AI Ops, Workforce Engagement, SecOps)

freshworks

© 2025 Freshworks Inc. All rights reserved.

10 minute break © 2025 Freshworks Inc. All rights reserved.

Go-to-Market Strategy Ian Tickle Chief of Global Field Operations © 2025 Freshworks Inc. All rights reserved.

We’ve sharpened our three go-to-market motions Growing Field Efficient Inside Scaling Partner Sales Motion Sales Motion Ecosystem Deeper coverage for our Digital search, social media, Partners enrich our customers who need it virtual events, trials offerings and expand our global outreach © 2025 Freshworks Inc. All rights reserved.

Global footprint prioritizing key markets Utrecht London Berlin Seattle, WA Denver, CO Paris Boston, MA San Mateo, CA Hyderabad Bengaluru Chennai NA EMEA APAC & ROW 46% of Revenue 39% of Revenue 15% of Revenue Q2-25 Q2-25 Q2-25 Sydney © 2025 Freshworks Inc. All rights reserved.

Clear traction in the field with mid-market and enterprise segments Select new logos since 2024 Total ARR >60% Mid-market & Enterprise Customers Note: All data as of June 30, 2025. © 2025 Freshworks Inc. All rights reserved.

Land and expand: a mid-market and enterprise customers' journey

A multi-billion dollar US credit union with 600+ employees

	2021	2022	2023	2024	2025
BUSINESS NEED	Modernize ITSM, replace legacy tools, improve employee experience.	Growing IT team and need for better asset management.	Broaden to HR, Finance, Lending and Training teams.	Drive efficiency and productivity at scale.	Acquisition-driven growth; unify service ops across new teams.
ADOPTION & EXPANSION JOURNEY	Land with EX	Expand EX Footprint	Expand into ESM	Add Freddy AI	Expand Overall Footprint
	~$129K ARR EX Agents	**~$153K ARR** +EX Agents	**~$225K ARR** +EX Agents +ESM	**~$285K ARR** +EX Agents +ESM	**~$328K ARR** +EX +ESM +Add-ons

freshworks

© 2025 Freshworks Inc. All rights reserved.

Leverage our efficient, high velocity inside sales team in India to drive SMB sales New business ARR from Time to close SMB customers Copilot attach rate 80% 18% 9% of deals in 30 days as of Q2-25 YoY Growth Note: All data as of June 30, 2025, unless specifically mentioned. © 2025 Freshworks Inc. All rights reserved.

AI-Driven support enables iPostal1 to scale efficiently

iPostal1

Industry: Business Services | **Location:** U.S. | **Customer Since:** '19

Challenge

iPostal1, a leading virtual mailbox provider with 3,000+ locations, struggled during the pandemic as rising demand overwhelmed teams using spreadsheets and ad-hoc tools. Lacking a unified customer database, support was inefficient, inconsistent, and unable to scale.

Incumbent System: Legacy Platform

Freshworks solutions

- Freddy AI automates tasks, speeds responses, and boosts agent efficiency
- Modern Freshdesk ticketing + AI tools improve interactions and resolution times
- Freshservice + Calendly integration streamlines onboarding for new mail centers

>50%

Customer queries resolved automatically through Freddy AI scaling support capacity

98%

SLA compliance on resolutions, driving reliability and trust at scale freshworks

© 2025 Freshworks Inc. All rights reserved.

Growing partner ecosystem is a multiplier Partner Impact 500+ Partners Up 25% since last Investor Day >33% Solution Provider Reseller GSI Distributor of new ARR touched by Partners Services Partner Sales Consultant Representative selection of trusted partners Note: Data as of June 30, 2025. Note: For H1-25 © 2025 Freshworks Inc. All rights reserved.

An example of early success with Partners

Company: CDW | **Industry:** Various | **Partner Since:** 2024

Opening new doors
Achieving rapid traction across all segments since we signed the partnership in 2024 (from SMB to Enterprise)

Unlocking opportunities
Across key verticals, including Manufacturing, SLED, and Healthcare

Joint brand building
Attend routine CDW events to build our brand and educate CDW on Freshworks' value proposition

250+
Deal registrations;
2025 YTD

200+
Bookings
2025 YTD

freshworks

© 2025 Freshworks Inc. All rights reserved.

Proven motions, accelerating momentum Growing Field Efficient Inside Scaling Partner Sales Motion Sales Motion Ecosystem © 2025 Freshworks Inc. All rights reserved.

How Customers Win with Freshworks Mika Yamamoto Chief Customer and Marketing Officer © 2025 Freshworks Inc. All rights reserved.

Mika Yamamoto Vineet Sachdev Michelle Esgar Chief Customer and Head of Information Director Marketing Marketing Officer Technology and Experience © 2025 Freshworks Inc. All rights reserved.

10 minute break © 2025 Freshworks Inc. All rights reserved.

Financial Overview Tyler Sloat Chief Operating Officer & Chief Financial Officer © 2025 Freshworks Inc. All rights reserved.

From plan to proof: since our last Investor Day

Scaled Business	**>$840M ARR** Growing 20% (2YR CAGR)
Durable & Profitable Growth	**Rule of 40+** Q2-25 - 18% YoY Revenue Growth + 27% adj. FCF margin
AI Monetization	**>$20M ARR** >2x YoY
Upmarket Expansion	**>60% ARR** Mid-market & Enterprise Customers
Strategic M&A	**Acquired Device42** Integrated Advanced ITAM

freshworks

Note: All data as of June 30, 2025, unless specifically mentioned. "Mid-market" defined as organizations with 251 to 5,000 employees and "Enterprise" as organizations with 5,001 or more employees.

© 2025 Freshworks Inc. All rights reserved.

Continuing to drive durable growth in revenue ($ in millions; % YoY growth) $900 $826 CAGR 2021-2025E 15% $720 22% $600 21% $596 20% $498 34% $300 $371 49% $0 2021 2023 2025E 2022 2024 IPO Investor Day Investor Day © 2025 Freshworks Inc. All rights reserved. Note: 2025 figures are based on the midpoint of Freshworks full year 2025 financial estimates.

Our products continue to grow at scale Employee Experience (EX) Customer Experience (CX) ARR ARR +14% +2% $6.4K $24.1K >$450M >$380M $6.3K $21.3K 22% YoY (CC) 8% YoY (CC) Q2-24 Q2-25 Q2-24 Q2-25 EX ARPA CX ARPA >12,300* >12,900* Customers >$5K ARR Customers >$5K ARR Note: Unless otherwise noted, financial data reflects unaudited results as of June 30, 2025. *Includes customers who purchase both EX & CX products © 2025 Freshworks Inc. All rights reserved.

Over 60% of total ARR comes from mid-market and enterprise customers Employee Experience (EX) Customer Experience (CX) 24% 20% 45% 47% 76% 80% 55% 53% Q2-23 Q2-25 Q2-23 Q2-25 Represents ARR distribution Mid-market & Represents ARR distribution Mid-market & SMB SMB of the following segments: of the following segments: Enterprise Enterprise Note: Data as of June 30, 2025. © 2025 Freshworks Inc. All rights reserved.

>$50K ARR customers now make up the majority of our business

Over 70 customers >$500K ARR and more than a dozen customers >$1M ARR



>$5K ARR Customers
CAGR
Q2-21 to Q2-25
16%
13,326
16,212
19,105
21,774
23,975
Q2-21
Q2-22
Q2-23
Q2-24
Q2-25
>$50K ARR Customers
CAGR
Q2-21 to Q2-25
31%
1,164
1,648
2,186
2,839
3,460
Q2-21
Q2-22
Q2-23
Q2-24
Q2-25
>$100K ARR Customers
CAGR
Q2-21 to Q2-25
35%
413
624
855
1,140
1,392
Q2-21
Q2-22
Q2-23
Q2-24
Q2-25

% of ARR	84%	86%	88%	90%	91%	37%	43%	46%	50%	53%	23%	28%	30%	33%	36%

freshworks

© 2025 Freshworks Inc. All rights reserved.

Strong track record of expansion with annual cohorts 2024 2023 2022 Since 2012, every annual 2021 cohort has expanded 2020 2019 2018 New annual cohort size 2017 2016 continues to trend positively 2015 2014 2013 2012 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 The chart illustrates the total ARR of each cohort as of December 31, 2024 over the periods presented, net of contraction and churn. Each cohort represents customers who made their first purchase from Freshworks in a given year. For example, the 2024 cohort includes all customers that © 2025 Freshworks Inc. All rights reserved. purchased their first subscription from Freshworks between January 1, 2024 and December 31, 2024.

Path to inflection for net dollar retention



104%
>106%
EX → 65% of Total ARR
EX NDR of ~110%
CX NDR of ~100%
Q2-25
Net Dollar Retention CC
2028E

Long term NDR upside drivers

- EX NDR of >110% via new products (AI, ESM, ITAM, etc.)
- CX NDR of >100% with greater AI adoption
- Continued churn improvements
- Optimized price and packaging

freshworks

Net Dollar Retention Rate is calculated by taking the Ending ARR of the cohort of customers from 12 months prior divided by the Entering ARR from 12 months ago.
Ending ARR includes upsells, cross-sells, renewals and expansion as a result of acquisitions during the measurement period and is net of any contraction or attrition over this period.
For example, Net Dollar Retention Rate would be 110% if the ARR of our customers ending Q2-24 was $100 and the ARR of those customers grew to $110 ending Q2-25.

Note: Net Dollar Retention adjusted for constant currency are based on exchange rates in effect as of the comparison period end for currencies other than USD.

© 2025 Freshworks Inc. All rights reserved.

Delivered on operating efficiency Non-GAAP 82% 82% 84% 86% 86% Gross Margin Non-GAAP (5%) (4%) 7% 14% 23% Operating Margin FCF Margin 1% (3%) 13% 21% 27% 18% 18% 16% 14% 14% 20% 20% 17% 17% 15% COR R&D 54% 56% 48% 45% 38% S&M G&A 12% 11% 11% 10% 10% 2021 2022 2023 2024 H1-25 Non-GAAP Expenses as % of Revenue Note: We believe that free cash flow is a useful indicator of liquidity as it measures our ability to generate cash from our core operations after purchases of property and equipment. See Appendix for reconciliation of all GAAP to Non-GAAP financial measures. © 2025 Freshworks Inc. All rights reserved.

GAAP net income profitability expected by Q4-26 2022 2023 2024 2025E 2026E Annual improvements in GAAP net loss since 2022 $(95) SBC expenses continue $(137) trending to LT target of <20% of revenue GAAP Net Income (Loss) $(232) © 2025 Freshworks Inc. All rights reserved.

Prudent equity management for GAAP profitability 35% Post-IPO Long Term Targets Pre-IPO 30% <20% SBC as % of revenue Share dilution of <2% ~23% 18-20% SBC as % of Revenue Completed $400M Share Repurchase Program in Aug 2025 Repurchased 27.9M shares 2023 2024 2025E 2028E at avg price of $14.35 Net dilution <2% <2% <0% <2% 2025E gross dilution of 2% Total share count 297M 303M ~283M ~300M (excluding share repurchase) Note: Net Dilution is calculated as [shares granted - shares forfeited & repurchased] / weighted average shares outstanding. © 2025 Freshworks Inc. All rights reserved.

Strong cash generation to reinvest in business Non-GAAP adjusted FCF and adjusted FCF margin ($ in millions) +40% 26% 2025E Non-GAAP adjusted FCF YoY Growth $215 21% $153 13% $926M Cash $78 as of June 30, 2025 (3%) $(15) 2022 2023 2024 2025E © 2025 Freshworks Inc. All rights reserved. Note: 2025 figures are based on Freshworks full year 2025 financial estimates.

Achieved Rule of 40 a full year ahead of schedule Rule of 40 Investor Day 2023 20% 19% Revenue Growth 20% FCF Margin 10% 2023E 2025E Long Term Investor Day Rule of 40 2025 21% Revenue Growth 20% 21% FCF Margin 13% 2028E 2023 2024 © 2025 Freshworks Inc. All rights reserved.

Financial outlook ($ in millions except for per share data) Q3-25E 2025E (1) Revenue $207.0 - $210.0 $822.9 - $828.9 Year-over-year growth 11% - 12% 14% - 15% Year-over-year growth (constant currency) 11% - 12% 14% - 16% (1) Non-GAAP income from operations $31.2 - $33.2 $153.0 - $157.0 (2) Non-GAAP net income per share $0.12 - $0.14 $0.56 - $0.58 (1) Revenue and non-GAAP income from operations are based on exchange rates as of July 25, 2025 for currencies other than USD. (2) Non-GAAP net income per share was estimated assuming 294.2 million and 296.9 million weighted- average shares outstanding for the third quarter and full year 2025, respectively. Outlook for Q3-25 and full year 2025 include the estimates of Device42, Inc. © 2025 Freshworks Inc. All rights reserved.

Freshworks compares favorably to SMID software peers

2025E	SMID SaaS Peers*	FRSH
Revenue Growth	~13% YoY	~15% YoY
Gross Margin	~75%	~86%
Operating Margin	~11%	~19%
Free Cash Flow Margin	~14%	~26%
Rule of 40 *Revenue Growth + FCF Margin*	Rule of 27	Rule of 41

freshworks

Source: Data from Factset estimates as of 9/5/25. SMID SaaS Peers consist of 18 companies: AppFolio, Asana, BILL Holdings, BlackLine, Box, Braze, C3.ai, Cloudflare, Confluent, Dropbox, Elastic N.V., Five9, GitLab, Guidewire Software, Klaviyo, ServiceTitan, Sprinklr, and Workiva.

© 2025 Freshworks Inc. All rights reserved.

3 year growth algorithm: Build | Scale | Expand

Core Products
Continuing to mature our flagship products to increase market share

$1B+
total ARR

EX: Advanced integrations, AI in ITSM/ITOM, and vertical expansion with deeper enterprise capabilities

CX: Deepen ticketing and unify channels while streamlining the product portfolio

Add-on Products
Scaling our investments in products with demonstrated product-market fit

$100M+
ARR each ESM, ITAM, AI

Scale ITAM and ESM with deeper enterprise capabilities

Accelerate Freddy AI adoption with Copilot and agentic AI

New Adjacencies
Placing strategic bets that become the scaled businesses of tomorrow

Strategic Bets

Evaluate and invest in emerging areas (e.g. AI Ops, Workforce Engagement, SecOps)

freshworks

© 2025 Freshworks Inc. All rights reserved.

Shape of our business in 2028 Ending ARR $1.3B+ ARR 65% of ARR Driving EX growth EX Target 70% of ARR Upmarket Expansion Mid-market & Enterprise Customers Target NDR Inflection >106% NDR © 2025 Freshworks Inc. All rights reserved.

Our financial future by 2028 Accelerating Growth Robust Cash Flow Rule of $1.2B+ $340M+ 45 2028E REVENUE 2028E FREE CASH FLOW +15-16% YoY 28-30% Margin © 2025 Freshworks Inc. All rights reserved.

Long-term model 2025E 2026E 2027E 2028E Revenue YoY Growth 15% 13-14% 14-15% 15-16% Non-GAAP Gross Margin 86% 85-86% R&D 16% AI talent and product development 16-17% As a % of Revenue S&M 40% 38-39% Expand field motion / Invest in brand As a % of Revenue G&A 11% Operate more efficiently 9-10% As a % of Revenue Operating Margin 19% 20-22% Free Cash Flow Margin 26% Maintain Rule of 40+ 28-30% GAAP Net Income Margin (3%) 1-2% Note: 2025 figures are based on the midpoint of Freshworks full year 2025 financial estimates. © 2025 Freshworks Inc. All rights reserved.

Headlines that define our story Strong market position in fast-growing $80B+ TAM EX remains a durable 20%+ growth engine AI is driving monetization and fueling growth across EX and CX Disciplined capital allocation supports growth and opportunistic M&A On track for $1.3B+ ARR by 2028, continuing to exceed Rule of 40 © 2025 Freshworks Inc. All rights reserved.

Q&A © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

Contact us: ir@freshworks.com © 2025 Freshworks Inc. All rights reserved.

Appendix © © 2 20 02 25 5 F Fr re es sh hwo wor rks ks Inc. Inc. All All r ri ig gh ht ts s r re es se er rv ve ed d. .

Definitions Customer: a unique domain or unique email address with at least one more more paid subscriptions to one or more of our products ARPA: annual revenue per account ARR: annual recurring revenue CAGR: compounding annual growth rate TTM: trailing twelve months SMB: companies with 250 or fewer employees Mid-market: companies with 251 to 5,000 employees Enterprise: companies with 5,001 or more employees FCF: free cash flow is net cash provided by operating activities, less purchases of property and equipment and capitalized internal-use software. SBC: stock based compensation Note: Numbers rounded for presentation purposes and may not foot. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Revenue ($ in millions) Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 GAAP Revenue $174.1 $186.6 $194.6 $196.3 $204.7 YoY Growth rates 20% 22% 22% 19% 18% Add: Effects of foreign currency rate fluctuations $0.2 $0.1 ($1.0) $0.6 ($0.6) (1) Revenue adjusted for constant currency $174.3 $186.7 $193.5 $196.9 $204.1 YoY Growth rates - constant currency 20% 22% 21% 19% 17% (1) Revenue growth rates adjusted for constant currency are based on average exchange rates in effect during the comparison period for currencies other than USD. 2025 financial data reflects unaudited results as of June 30, 2025. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Revenue ($ in millions) 2021 2022 2023 2024 H1-25 GAAP Revenue $371.0 $498.0 $596.4 $720.4 $401.0 YoY Growth rates 49% 34% 20% 21% 18% Add: Effects of foreign currency rate fluctuations $5.0 $11.3 $0.6 ($1.4) $0.0 (1) Revenue adjusted for constant currency $366.0 $509.3 $597.0 $719.0 $401.0 YoY Growth rates - constant currency 47% 37% 20% 21% 18% (1) Revenue growth rates adjusted for constant currency are based on average exchange rates in effect during the comparison period for currencies other than USD. 2025 financial data reflects unaudited results as of June 30, 2025. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Cost of revenue ($ in millions) 2021 2022 2023 2024 H1-25 GAAP cost of revenue $78.0 $95.8 $103.4 $113.3 $61.0 Less: stock-based compensation expense - employee awards ($5.6) ($7.0) ($6.8) ($6.6) ($3.0) Less: employer taxes and employee stock transactions ($0.3) – ($0.1) ($0.1) ($0.1) Less: amortization of acquired intangibles ($3.9) ($1.2) ($0.2) ($2.9) ($2.5) Non-GAAP cost of revenue $68.2 $87.5 $96.3 $103.7 $55.5 GAAP cost of revenue as a percentage of revenue 21% 19% 17% 16% 15% Non-GAAP cost of revenue as a percentage of revenue 18% 18% 16% 14% 14% Note: Numbers rounded for presentation purposes and may not foot. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Gross profit ($ in millions) 2021 2022 2023 2024 H1-25 GAAP gross profit $293.0 $402.2 $493.1 $607.1 $339.9 Add: stock-based compensation expense - employee awards $5.6 $7.0 $6.8 $6.6 $3.0 Add: employer taxes and employee stock transactions $0.3 – $0.1 $0.1 $0.1 Add: amortization of acquired intangibles $3.9 $1.2 $0.2 $2.9 $2.5 Non-GAAP gross profit $302.8 $410.5 $500.1 $616.7 $345.5 GAAP gross margin 79% 81% 83% 84% 85% Non-GAAP gross margin 82% 82% 84% 86% 86% Note: Numbers rounded for presentation purposes and may not foot. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Operating expenses ($ in millions) 2021 2022 2023 2024 H1-25 GAAP sales and marketing $260.3 $343.2 $357.8 $390.8 $184.4 Less: stock-based compensation expense - employee awards (53.2) (64.3) ($66.8) ($63.2) ($25.2) Less: employer taxes and employee stock transactions (4.6) (1.3) ($2.3) ($1.9) ($0.9) Less: amortization of acquired intangibles (0.4) (0.4) ($0.1) ($5.2) ($4.5) Non-GAAP sales and marketing $202.2 $277.2 $288.6 $320.5 $153.7 GAAP sales and marketing as percentage of revenue 70% 69% 60% 54% 46% Non-GAAP sales and marketing as percentage of revenue 54% 56% 48% 44% 38% Note: Numbers rounded for presentation purposes and may not foot. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Operating expenses ($ in millions) 2021 2022 2023 2024 H1-25 GAAP research and development $120.4 $135.5 $137.8 $164.6 $79.9 Less: stock-based compensation expense - employee awards (45.2) (36.4) (37.5) (41.5) (17.8) Less: employer taxes and employee stock transactions (1.2) 0.1 (0.3) (0.3) (0.2) Non-GAAP research and development $74.1 $99.2 $99.9 $122.8 $61.9 GAAP research and development as percentage of revenue 32% 27% 23% 23% 20% Non-GAAP research and development as percentage of revenue 20% 20% 17% 17% 15% ($ in millions) 2021 2022 2023 2024 H1-25 GAAP general and administrative $117.0 $156.8 $167.7 $180.6 $94.3 Less: stock-based compensation expense - employee awards (69.5) (99.9) (99.7) (105.4) (54.9) Less: employer taxes and employee stock transactions (2.7) (0.6) (0.9) (0.9) (0.7) Non-GAAP general and administrative $44.8 $56.4 $67.1 $74.3 $38.6 GAAP general and administrative as percentage of revenue 32% 31% 28% 25% 24% Non-GAAP general and administrative as percentage of revenue 12% 11% 11% 10% 10% Note: Numbers rounded for presentation purposes and may not foot. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Income (loss) from operations ($ in millions) 2021 2022 2023 2024 H1-25 GAAP income (loss) from operations ($204.8) ($233.4) ($170.2) ($138.6) ($19.1) Add: stock-based compensation expense - employee awards 173.4 207.7 210.7 216.7 100.9 Add: employer taxes and employee stock transactions 8.8 1.8 3.7 3.2 1.9 Add: amortization of acquired intangibles 4.3 1.6 0.3 8.2 7.0 Add: restructuring charges – – – 9.7 0.4 Non-GAAP income (loss) from operations ($18.3) ($22.3) $44.5 $99.1 $91.2 GAAP operating margin (55%) (47%) (29%) (19%) (5%) Non-GAAP operating margin (5%) (4%) 7% 14% 23% Note: Numbers rounded for presentation purposes and may not foot. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Free cash flow ($ in millions) Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Net cash provided by (used in) operating activities $36.3 $42.3 $41.4 $58.0 $58.6 Less: purchase of property and equipment ($2.3) ($1.1) ($5.1) ($1.3) ($0.4) Less: capitalized internal-use software ($1.2) ($1.2) ($1.9) ($2.8) ($4.7) Add: restructuring costs paid - - $7.3 $1.5 $0.7 Adjusted Free cash flow $32.8 $40.1 $41.7 $55.4 $54.3 Adjusted Free cash flow margin 19% 21% 21% 28% 27% Net cash provided by (used in) investing activities ($182.7) $50.2 $209.1 $46.2 ($42.8) Net cash (used in) financing activities ($11.4) ($11.6) ($21.3) ($130.3) ($124.0) Note: Numbers rounded for presentation purposes and may not foot. © 2025 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Free cash flow ($ in millions) 2021 2022 2023 2024 H1-25 Net cash provided by (used in) operating activities $11.5 ($2.5) $86.2 $160.6 $116.6 Less: purchase of property and equipment ($5.6) ($7.1) ($2.1) ($9.2) ($1.7) Less: capitalized internal-use software ($3.6) ($5.1) ($6.3) ($5.5) ($7.4) Add: restructuring costs paid – – – $7.3 $2.2 Adjusted Free cash flow $2.3 ($14.8) $77.8 $153.3 $109.7 Adjusted Free cash flow margin 1% (3%) 13% 21% 27% Net cash provided by (used in) investing activities ($420.3) ($284.8) $158.5 $38.8 $3.4 Net cash (used in) financing activities $1,058.4 ($156.4) ($60.6) ($67.3) ($254.3) Note: Numbers rounded for presentation purposes and may not foot. © 2025 Freshworks Inc. All rights reserved.